Exhibit 99.1
CVB FINANCIAL CORP. May 2011 1

Safe Harbor 2 Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2010, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

3 Total Assets: $6.5 BillionGross Loans: $3.6 BillionTotal Deposits (Including Repos): $5.1 BillionTang. Common Equity: $591 Million Source: Q1 2011 earnings release & company filings. *non-covered loans Operating Highlights Financial Highlights 3/31/11 Largest financial institution headquartered in the Inland Empire region of Southern California. Formed in 1974.Serves 42 cities with 43 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of CaliforniaAverage Cost of Deposits = 0.25% Strong credit culture and underwriting integrity remain paramount at CVB CVBF Snapshot

4 Significant equity ownership board of directors: approximately 16% Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 27 Years 5 Years Richard C. Thomas Executive Vice President Chief Financial Officer 1 Year New James F. Dowd Executive Vice President Chief Credit Officer 34 Years 3 Years David C. Harvey Executive Vice President Chief Operations Officer 21 Years 1 Year David A. Brager Executive Vice President Sales Division 23 Years 8 Years Chris A. Walters Executive Vice President CitizensTrust 24 Years 4 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 32 Years 24 Years

Who is CVB Financial? 5

Largest Banks Headquartered in California 6 In millions Rank Name Asset Size(3/31/11) 1 Wells Fargo $1,244,666 2 Union Bank $80,190 3 Bank of the West $58,342 4 OneWest Bank* $27,153 5 First Republic Bank $23,576 6 City National Bank $21,636 7 East West Bank $21,147 8 SVB Financial $18,618 9 Cathay Bank $10,614 10 CVB Financial Corp $6,498 11 Pacific Capital Bank $5,943 12 Pacific Western Bank $5,471 13 Westamerica Bank $4,937 14 Farmers & Merchants of Long Beach $4,399 In millions *as of 12/31/10

Bank Ratings BauerFinancial Report'5' Star Rating (March 2011)Fitch RatingBBB (December 2010) 7

What are our Markets? 8

Existing Locations 9 43 Business Financial Centers5 Commercial Banking Centers Commercial Banking Centers Business Financial Centers

Deposits* 10 10 *Includes Customer Repurchase Agreements Average Cost of Deposits 0.53% 0.27%

Deposit Franchise Total Deposits Including Repos: $5.1 Billion As of 3/31/2011 11 Source: Q1 2011 earnings release & company filings; core deposits defined as total deposits less jumbo CD's, total deposits does include customer repos The average cost of deposits stands at 0.25%, 0.27% including customer repurchase agreementsStrong relationship based deposit franchise, 83% of deposits are considered "core"Customer Repurchase Agreements or "Citizens Sweep Manager" totaled $578.0 Million as of 3/31/2011. Average cost 0.42% (CHART) Demand Deposits - 35.9%(w/o Repos - 40.5%) NOW, ATS and Other Transaction Accounts - 6.8% CDs < 100k - 1.6% MMA & Other Savings - 26.9% CDs > 100k - 17.4% Customer Repurchase Agreements - 11.4%

Deposit Comparison 12 Source: Q1 2011 earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $23 billion (CHART)

Loans as of 3/31/2011 as of 3/31/2011 as of 3/31/2011 13 *Prior to MTM discount

(CHART) Loan Breakdown* 14 *Non Covered Loans (000's)

Loan Breakdown* Commercial Real Estate 15 *Non Covered Loans (CHART) (000's)

Total Covered Loans 16 (000's) (CHART) Net of Discount $200 million $98 million

17 Source: Q1 2011 earnings release & company reports | *Non-covered loans Loan Portfolio Composition* Total Loans by Type (CHART) Commercial RE Non- Owner Occupied - 38.6% Consumer 1.6% SFR Mortgage 6.3% Municipal Lease Finance Receivables - 3.8% Auto & Equipment 0.5% Dairy , Livestock & Agribusiness 10.0% Commercial & Industrial - 14.0% Construction RE - 3.4% Commercial RE Owner Occupied - 21.8%

(CHART) (CHART) 18 $42.3 million of the construction portfolio is non-performing ($2.3 million is residential construction and $40 million is commercial construction) Source: Q1 2011 earnings release & company reports Orange County Other Areas Los Angeles Inland Empire Central Valley Orange County San Diego Other Areas Los Angeles Inland Empire Central Valley CRE & Construction Lending* CRE Portfolio by Region$2 Billion Construction Portfolio by Region$110 Million *Non-Covered Loans 0.1%

As of 3/31/2011 non-performing assets totaled $114.4 million, of which $108.2 million and $6.2 million were from non-performing loans and OREO, respectively 19 Non-Performing Assets* *Non-Covered Loans Source: Q1 2011 earnings release & other company filings. Consumer (CHART) RE Construction - Residential RE Construction - Commercial SFR Mortgage CRE C&I Dairy & Livestock OREO 5.5%

Non-Performing Assets 20 20

2011 Net Loan Charge-offs* as of 3/31/2011 21 *Non-Covered Loans 000's NetCharge-offs % Commercial Construction and Land $6,160 54.7% Dairy & Livestock $2,204 19.6% Commercial Real Estate $1,541 13.7% Commercial and Industrial $547 4.9% Other $459 4.1% Residential Mortgage $349 3.1% Residential Construction and Land $0 0.0% Total $11,260

Loan Loss Allowance Non-Covered 22 (CHART)

23 CVBF's strong loan underwriting culture has limited its exposure to problem creditsContinued profitability has allowed CVB to build its capital base and reserves for loan losses. Superior Credit Quality Texas Ratio NPA's/Loans & OREO (CHART) (CHART) Source: Q1 2011earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $23 billion ..

Profits 24

(CHART) Net Income 25 (000's) Net Income After Taxes

Earnings Earnings 26 (000's)

Net Interest Margin Net Interest Margin 27 *Normalized excludes accelerated accretion on covered loans Normalized*

28 Peer Profitability Metrics Return on Average Assets Return on Average Tangible Equity Net Interest Margin (CHART) (CHART) (CHART) Source: Q1 2011 earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $23 billion.

Capital 29

Capital Ratios 30 30

(CHART) 31 Source: Q1 2011 earnings release & other company filings, SNL Financial-peers represent select public CA , AZ, HI, NV, OR & WA banks with assets $2 - $23 billion Peer Capital Metrics Tier 1 Capital Ratio Total Risk - Based Capital Ratio Tangible Common Equity/Tangible Assets (CHART) (CHART)

Securities/Investments 32

(CHART) 33 Source: Q1 2011 earnings release. As of 3/31/2011 securities held-to-maturity were valued at approximately $3.0 millionYield on securities represents the fully taxable equivalent *Securities Available For Sale Securities portfolio totaled $2.0 billion at 3/31/2011. The portfolio represents 31.0% of the Bank's total assetsVirtually all of the Bank's mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 98% of the Bank's municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6.3% of the municipal bond portfolio Government Agency & GSEs4.3% MBS44.2% CMO's / REMIC's20.8% Municipal Bonds30.7% Yield on securities portfolio: 3.72% Securities Portfolio* --$2.0 Billion--

Investment Portfolio: $2.0 Billion --Mark to Market- (Pre-Tax) (CHART) (000's)

CVBF Assets 35 *Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit 3/31/11$6.5 Billion (CHART) 12/31/06$6.1 Billion Securities Fed Balance* Goodwill & Intangibles Other Loans 6.9%

CVBF Liabilities 36 12/31/2006$5.7 Billion 3/31/2011$5.8 Billion (CHART) TOTAL DEPOSITS* Jr. Subordinated Debentures Other Liabilities BORROWINGS (CHART) Jr. Subordinated Debentures BORROWINGS TOTAL DEPOSITS* Other Liabilities *Includes Customer Repurchase Agreements

1st Quarter Events 37

Former Largest Borrowing Relationship 38 Sold six of seven notes to an unrelated third party on March 25, 2011.The six notes sold for $41 million (bank carrying value of $42.9 million and a legal principal balance of $78.1 million)--Terms of Sale--$36 million in cash$5 million in the form of a note secured by a first trust deed lien on an 80,000 +/- square foot office building in Ontario, CA. Matures in March 2016 and bears a market interest rateThe sale resulted in a charge-off of $1.9 millionThe seventh, note with a bank carrying value of $2.3 million (legal principal of $2.7 million) was not sold.

Our Growth Strategy 39

Our Vision Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 40

Target Customer 41 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

(CHART) Three Areas of Growth 42 Acquisitions --Banks-- --Trust--

Acquisition Strategy FDIC-assisted & conventional M&ATarget size: $300 million to $3 billion in assetsFinancial & StrategicIn-market and/or adjacent geographic market (California only) 43 --Banks-- --Trust/Investment-- Target size: AUM of $300 million to $1.5 billionIn California

2011 Strategy: Four Key Objectives 44

2011 Strategy: Four Key Objectives Quality Loan GrowthNon-Interest Bearing Deposit GrowthNon-Interest Income GrowthExpense Control 45

Loan Growth* Loan Growth* 46 000's *Total Loans net of SJB purchase discount

Non-Interest DDA Growth Non-Interest DDA Growth 47 000's

Non-Interest Income Growth 48 (CHART) 000's

Expense Control 49 --Key Areas-- 000's 2009 2010 Q1 2011Annualized Salaries and Employee Benefits $62,985 $69,419 $70,640 Promotion & Entertainment $6,528 $6,084 $5,302 Supplies $2,989 $3,314 $3,043 Software & Communication $3,840 $6,682 $5,059 Professional Services $6,965 $13,308 $14,438 OREO Expense $1,211 $7,490 $4,421 TOTAL: $84,518 $106,297 $102,903

50 Our Strategic Focus Strong Capital position Strong, disciplined credit underwriting/credit culture Drive low-cost, sustainable deposits Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Cross-sell: capture the whole wallet Build new Fee Income opportunities Long-term outlook

THANK YOU!COPY OF PRESENTATION: JCSCHAAP@CBBANK.COM 51